Exhibit 1


                     HARSCO CORPORATION

                    [Type of Securities]

                   UNDERWRITING AGREEMENT
                   ----------------------

                                    __________ , 199_


   To the Representative or Representatives Specified in
   Schedule B


   Gentlemen:

        Harsco Corporation, a Delaware corporation
   ("Company"), confirms its agreement with the several
   Underwriters listed in Schedule A hereto
   ("Underwriters", which term may refer to a single
   Underwriter if only one is listed in Schedule A) as follows:

        1.   Description of Securities.  The Company
   proposes to issue and sell securities of the title, amount, and particular terms set forth or referred to in Schedule B hereto ("Securities"). [If debt securities: The Securities are to be issued under the Indenture ("Indenture") identified in Schedule B hereto.] [If equity securities: The Securities consist of shares of the Company's [Common Stock, $1.25 par value ("Common Stock")] [preferred stock,
   $1.25 par value ("Preferred Stock") of the series described on Schedule B] ("Firm Shares"). The Company proposes to issue and sell to the Underwriters, at the option of the Underwriters, an additional number of shares of [Common Stock] [Preferred Stock] specified in Schedule B ("Optional Shares") as provided in
   Section 3 hereof.  As used herein, the term
   "Securities" refers to both the Firm Shares and the Optional Shares.]

        2.   Representations and Warranties of the
   Company. The Company represents and warrants to, and agrees with, each Underwriter that:

             (a)  A registration statement on Form S-3
        (with the file number set forth in Schedule B hereto), including a prospectus, with respect to the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended ("Act")[, the Trust Indenture Act of 1939, as amended ("Trust
        Indenture Act"),] and the rules and regulations
        ("Rules and Regulations") of the Securities and Exchange Commission ("Commission") thereunder and filed with the Commission and has become effective. Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement; any such amendment or supplement was so prepared and filed and any such amendment has become effective. Copies of such registration statement and prospectus, any such amendment or supplement and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of the registration statement and of each amendment thereto for you and for counsel for the Underwriters) have been delivered to you. A prospectus supplement ("Prospectus Supplement") setting forth the terms of the Securities and of their sale and distribution has been or will be so prepared and will be filed pursuant to Rule
        424 under the Act. Such registration statement as it may have heretofore been amended is referred to herein as the "Registration Statement," and the final form of prospectus as set forth in the Registration Statement, as supplemented by the Prospectus Supplement, is referred to herein as the "Prospectus." Each form of Prospectus, or Prospectus and Prospectus Supplement, if any, heretofore made available for use in offering the Securities is referred to herein as a "Preliminary Prospectus." Any reference herein to the Registration Statement, the Prospectus, any amendment or supplement thereto, or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment," or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing of any document with the Commission deemed to be incorporated by reference therein.

             (b)  Each part of the registration
        statement, when such part became or becomes effective, conformed or will conform in all material respects with the requirements of the Act, [the Trust Indenture Act,] and the Rules and
        Regulations and did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary
        Prospectus (if any), on the date thereof, the Prospectus, on the date of the Prospectus
        Supplement, and the Prospectus and any amendment or supplement thereof, on the date of any such amendment or supplement and on the Closing Date, conformed or will conform in all material respects with the requirements of the Act, [the
        Trust Indenture Act,] and the Rules and
        Regulations and did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the
        circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

             (c)  The documents incorporated by reference
        in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any Preliminary Prospectus, when they became or become effective under the Act or were or are filed with the Commission under the Securities
        Exchange Act of 1934, as amended ("Exchange
        Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

             (d)  The consolidated financial statements
        of the Company and its subsidiaries included in the Registration Statement and Prospectus fairly present the consolidated financial condition of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein).

             (e)  The Company and each of its
        subsidiaries has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, consolidated financial position, or consolidated results of operations of the Company and its subsidiaries; and all of the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise stated in the Registration Statement or in the Prospectus, or as set forth in a letter to you) are beneficially owned, directly or indirectly, by the Company subject to no security interest, other encumbrance or adverse claim.

             (f)  [If debt securities:  The Indenture and
        the Securities have been duly authorized, the



        Indenture has been duly qualified under the Trust
        Indenture Act, executed, and delivered and constitutes, and the Securities, when duly executed, authenticated, issued, and delivered as contemplated hereby and by the Indenture against payment therefor, will constitute, valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.]

             [If equity securities:  The Company's
        authorized capitalization is as set forth in the Prospectus and all outstanding shares of Common
        Stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable and conform to the description thereof in the Prospectus.

             The Securities to be issued and sold by the Company hereunder have been duly authorized, and, when [If Preferred Stock: a Certificate of
        Designation fixing and determining the terms and conditions thereof is duly executed and filed with the office of the Secretary of State of the State of Delaware and such Securities are duly executed, countersigned,] issued and delivered and paid for pursuant to this Agreement, such Securities will be validly issued, fully paid and non-assessable and will conform to the description thereof in the Prospectus, and the shareholders of the Company have no preemptive rights with respect to such Securities.]

             [If convertible securities:  As to any
        Securities which are convertible into Common
        Stock, ("Convertible Securities"), such
        Convertible Securities, when issued as contem-plated hereby, will be convertible into Common
        Stock in accordance with their terms, the shares of Common Stock initially issuable upon conversion of any Convertible Securities will have been duly authorized and reserved for issuance upon such conversion, and, when so issued, will be validly issued, fully paid and non-assessable.]

             (g)  Except as contemplated in the
        Prospectus, subsequent to the respective dates as of which information is given in the Registration
        Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries taken as a whole, and there has not been any material change, on a consolidated basis, in the capital stock or short-term debt and long-term debt of the Company and its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth, or results of operations of the Company and its subsidiaries considered as a whole.

             (h)  There are no contracts or documents of
        the Company or any of its subsidiaries that are required to be filed as exhibits to the Registration Statement or to any of the documents incorporated by reference therein by the Act, [the Trust Indenture Act,] or the Exchange Act or by the rules and regulations of the Commission thereunder that have not been so filed.

             (i)  The performance of this Agreement [and
        of any Delayed Delivery Contracts (as hereinafter defined)] and the consummation of the transactions herein [or therein] contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Company's Restated
        Certificate of Incorporation, as amended, or By-laws, or any order, rule, or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization, or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as may be required under the Act, [the Trust
        Indenture Act,] or state securities laws; and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

        3.   Purchase, Sale and Delivery of Securities.
   On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule B hereto, the amount of Securities set forth opposite the name of such Underwriter in Schedule A hereto [less the reduction for such Underwriter's portion of any Contract Securities determined as provided below].

        [If debt securities: If so authorized in Schedule B hereto, the Underwriters may solicit offers from investors of the types set forth in the Prospectus to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed
   Delivery Contracts"). Such contracts shall be substantially in the form of Exhibit I hereto but with such changes therein as the Company may approve.



   Securities to be purchased pursuant to Delayed
   Delivery Contracts are herein called "Contract
   Securities." When Delayed Delivery Contracts are authorized in Schedule B, the Company will enter into a Delayed Delivery Contract in each case where a sale of Contract Securities arranged through you has been approved by the Company but, except as the Company may otherwise agree, such Delayed Delivery Contracts must be for at least the minimum amount of Contract
   Securities set forth in Schedule B hereto, and the aggregate amount of Contract Securities may not exceed the amount set forth in such Schedule. The Company will advise you not later than 10:00 A.M., New York
   City time, on the third full business day preceding the Closing Date (or at such later time as you may otherwise agree) of the sales of Contract Securities that have been so approved. You and the other
   Underwriters will not have any responsibility in respect of the validity or performance of Delayed
   Delivery Contracts.

        The amount of Securities to be purchased by each Underwriter as set forth in Schedule A hereto shall be reduced by an amount that shall bear the same proportion to the total amount of Contract Securities as the amount of Securities set forth opposite the name of such Underwriter bears to the total amount of Securities set forth in Schedule A hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company; provided, however, that the total amount of Securities to be purchased by all Underwriters shall be the total amount of Securities set forth in Schedule A hereto less the aggregate amount of Contract Securities.

        The Securities to be purchased by the
   Underwriters will be delivered by the Company to you for the accounts of the several Underwriters at the office specified in Schedule B hereto against payment of the purchase price therefor by certified or official bank check or checks payable to the order of the Company or, if so requested by the Company, by wire transfer to a bank account designated by the Company in the funds specified, at the office, on the date, and at the times specified in such Schedule B, or at such other time not later than eight full business days thereafter as you and the Company determine, such time being herein referred to as the "Closing Date." Unless otherwise specified in Schedule
   B, such Securities will be issued in book-entry form and prepared in the denominations requested by and registered in the name of, the securities depository
   (or a nominee thereof) set forth in Schedule B hereto and will be made available for checking at least one business day prior to the Closing Date. If not issued in book-entry form, such Securities will be prepared in definitive form and in such authorized denominations and registered in such names as you may require upon at least two business days' prior notice to the Company and will be made available for checking and packaging at the office at which they are to be delivered on the Closing Date (or such other office as may be specified for that purpose in Schedule B) at least one business day prior to the Closing Date.]

        [If equity securities: If provided for in Schedule B, the Underwriters have the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Shares set forth in Schedule B, at the terms set forth in the first paragraph of this
   Section 3, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice to the Company, given within a period specified in Schedule B, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Closing Date (as defined in this Section 3) or, unless you and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in Schedule B.

        The number of Optional Shares to be added to the number of the Firm Shares to be purchased by each Underwriter as set forth in Schedule A shall be, in each case, the number of Optional Shares which the Company has been advised by you have been attributed to such Underwriter, provided that, if the Company has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter bears to the aggregate number of Firm Shares (rounded as you may determine to the nearest share). The total number of shares to be purchased by all the Underwriters shall be the aggregate number of Firm Shares set forth in Schedule
   A plus the aggregate number of the Optional Shares which the Underwriters elect to purchase.

        Certificates for the Firm Shares and Optional
   Shares to be purchased by each Underwriter, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as you may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to you, for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company or, if so requested by the Company, by wire transfer to a bank account designated by the Company in the funds specified in Schedule B.
   The place, time and date of delivery of and payment for Firm Shares and Optional Shares shall be as specified in Schedule B or at such other place, time and date as you and the Company may agree upon in writing. Such time and date for delivery of Firm
   Shares is herein called the "First Closing Date", such time and date for delivery of Optional Shares, if not the First Closing Date, is herein called the "Second
   Closing Date", and each such time and date is herein called the "Closing Date".]




        It is understood that you, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to the Company on behalf of any other Underwriter for Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.

        On the Closing Date, the Company will pay to you, for the account of each Underwriter, any commission or other compensation that is specified in Schedule B hereto. Unless otherwise specified in Schedule B, such payment will be made by certified or official bank check in New York Clearing House (next day) funds.

        4. Covenants. The Company covenants and agrees with each Underwriter that:

             (a)  The Company will cause the Prospectus
        Supplement to be filed pursuant to Rule 424 under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 424(b) and will notify you promptly of such filing. During the period in which a prospectus relating to the Securities is required to be delivered under the Act, the Company will notify you promptly of the time when any amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; it will file no amendment or supplement to the Registration
        Statement or Prospectus (other than any
        prospectus supplement relating to the offering of other securities registered under the
        Registration Statement or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing; and it will furnish to you at or prior to the filing thereof a copy of any such prospectus supplement or any document that upon filing is deemed to be incorporated by reference in the Registration
        Statement or Prospectus.

             (b)  The Company will advise you, promptly
        after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

             (c)  Within the time during which a
        prospectus relating to the Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act and the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or
        Prospectus to comply with the Act, the Company will promptly notify you and will amend or supplement the Registration Statement or
        Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

             (d)  The Company will use its best efforts
        to qualify the Securities [and any Common Stock into which any Securities are convertible] for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction. The
        Company will also arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as you reasonably request.

             (e)  The Company will furnish to the
        Underwriters copies of the Registration
        Statement, the Prospectus (including all documents incorporated by reference therein), and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during the period in which a prospectus relating to the Securities is required to be delivered under the Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case in such quantities as you may from time to time reasonably request.

             (f)  The Company will make generally
        available to its security holders as soon as practicable, an earnings statement or statements of the Company which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

             (g)  The Company, whether or not the
        transactions contemplated hereunder are
        consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, will pay the expenses of printing all documents relating to the offering, [the cost of preparing any certificates and representing the Securities [and any Common
        Stock into which the Securities are convertible], and the cost and charges of any transfer agent or registrar or dividend disbursing agent,] and will reimburse the Underwriters for any expenses
        (including fees and disbursements of counsel) incurred by them in connection with the matters referred to in Section 4(d) hereof and the preparation of memoranda relating thereto [and for any fees charged by investment rating agencies for rating the Securities]. If the sale of Securities to be purchased by the several
        Underwriters as provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket disbursements (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

             (h)  The Company will apply the net proceeds
        from the sale of the Securities as set forth in the Prospectus.

             (i)  The Company will not offer or sell, or
        determine to offer or sell, any securities that are substantially similar to the Securities
        (except under prior contractual commitments) during the period ending 20 business days after the date of this Agreement without your prior consent.

        5.   Conditions of Underwriters' Obligations.
   The obligations of the several Underwriters to purchase and pay for Securities as provided herein shall be subject to the accuracy, as of the date hereof and the [applicable] Closing Date (as if made at such Closing Date), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

             (a)  No stop order suspending the
        effectiveness of the Registration Statement shall



        have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

             (b)  Except as contemplated in the
        Prospectus, subsequent to the respective dates as of which information is given in the Registration
        Statement and the Prospectus, there shall not have been any change, on a consolidated basis, in the capital stock or short-term debt and long-term debt of the Company and its subsidiaries, or any adverse change, or any development involving a prospective adverse change, in the condition
        (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries, that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

             (c)  On or after the date of this Agreement
        (i) no downgrading shall have occurred in the rating accorded the Company's [debt] [equity] securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule
        436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's [debt] [equity] securities.

             (d)  You shall have received the opinion of
        Mudge Rose Guthrie Alexander & Ferdon, counsel for the Company, dated such Closing Date, to the effect that:

                  (i)  The Company has been duly
             incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, has full corporate power and authority to conduct its business as described in the Registration
             Statement and Prospectus and is duly
             qualified to do business in each
             jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material adverse effect upon the financial position, or results of operations of the Company and its subsidiaries taken as a whole;

                  (ii)  [If debt securities:  The
             Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act; the Securities purchased by the Underwriters and paid for as provided herein have been duly authorized, executed, authenticated, issued, and delivered in the manner provided in the Indenture, and the Indenture and the Securities constitute, and any Contract
             Securities, when executed, authenticated, issued, and delivered in the manner provided in the Indenture and the Delayed Delivery
             Contracts against payment therefor will
             constitute, valid and legally binding
             obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and as to any Convertible
             Securities purchased by the Underwriters or any Contract Securities which are convertible into Common Stock ("Convertible
             Contract Securities"), such Convertible
             Securities are, and such Convertible
             Contract Securities, when executed,
             authenticated, issued, and delivered in the manner provided in the Indenture and the Delayed Delivery Contracts will be, convertible into Common Stock of the Company in accordance with the terms of the Indenture, the shares of Common Stock initially issuable upon conversion of any Convertible Securities have been duly authorized and reserved for issuance upon such conversion, and, when so issued, will be validly issued, fully paid and non-assessable; and the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description thereof in the Prospectus, and the shareholders of the Company have no preemptive rights with respect to the Securities or the Common Stock;]

                  (iii)  [If equity securities:  The
             Company's authorized capitalization is as set forth in the Prospectus;

                  (iv)  Any Securities to be purchased by
             the Underwriter hereunder have been duly authorized; any Securities purchased by the Underwriters on such Closing Date have been validly issued and are fully paid and non-assessable and conform to the description thereof in the Prospectus; as to any Convertible Securities purchased by the
             Underwriters, such Convertible Securities are convertible into Common Stock in accordance with their terms, the shares of Common Stock initially issuable upon conversion of any Convertible Securities have been duly authorized and reserved for issuance upon such conversion, and, when so issued, will be validly issued, fully paid and non-assessable; and the shareholders of the Company have no preemptive rights with respect to any Securities to be purchased by the Underwriters hereunder;]

                  (v)  The Registration Statement has
             become effective under the Act and to the best knowledge of such counsel no stop order suspending the effectiveness of the
             Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

                  (vi)  The descriptions in the
             Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or, to such counsel's knowledge, of any contracts or documents of a character required to be described in the Registration Statement or Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration
             Statement that are not described and filed as required;

                  (vii)  This Agreement [and any Delayed
             Delivery Contracts] have been duly
             authorized, executed, and delivered by the Company;

                  (viii)  The performance of this
             Agreement [and any Delayed Delivery
             Contracts] and the consummation of the
             transactions herein [and therein]
             contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, agreement, or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Company's Restated Certificate of
             Incorporation, as amended, or By-laws, or any order, rule, or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained under the Act [and the Trust
             Indenture Act] and such as may be required under state securities laws in connection with the purchase and distribution of the Securities by the Underwriters; and

                  (ix)  Each part of the registration
             statement, when such part became effective, complied, and the Registration Statement and the Prospectus and any amendment or supplement thereto comply, as to form in all material respects with the requirements of the Act, [the Trust Indenture Act,] and the
             Rules and Regulations; such counsel shall also state that although such counsel is not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the registration statement, the Prospectus or the Prospectus Supplement, other than those mentioned in subsection (d)(vi) of this
             Section 5, nothing which has come to the attention of such counsel has caused them to believe that either any part of the registration statement, when such part became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, on the date of the Prospectus
             Supplement, or the Prospectus and any
             amendment or supplement thereto, on the date of any such amendment or supplement or on the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the documents incorporated by reference in the
             Registration Statement or Prospectus or any amendment or supplement thereto, when they became effective under the Act or were filed with the Commission under the Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; it being understood that such counsel need express no opinion as to the financial statements or other financial or statistical data included in any of the documents mentioned in this clause [, or as to the statement of eligibility of the Trustee on Form T-1];

        In rendering their opinion, Mudge Rose Guthrie
   Alexander & Ferdon may rely as to all matters relating to the due qualification of the Company to do business as a foreign corporation upon the opinion of Paul C.
   Coppock, Esq., General Counsel of the Company.

             (e)  You shall have received from counsel
        for the Underwriters such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the
        Prospectus, and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they reasonably request to enable them to pass upon such matters.

             (f)  You shall have received a letter from
        the Company's independent certified public accountants, dated such Closing Date, to the effect set forth in Exhibit II hereto.

             (g)  You shall have received from the
        Company a certificate, signed by the Chairman of the Board, the President or a Vice President, and by the principal financial or accounting officer, of the Company, dated such Closing Date, to the effect that, to the best of their knowledge based upon reasonable investigation:

                  (i)  The representations and warranties
             of the Company in this Agreement are true and correct, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing
             Date;

                  (ii)  No stop order suspending the
             effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened, by the Commission; and

                  (iii)  Subsequent to the date of the
             most recent financial statements in the
             Prospectus, there has been no material
             adverse change in the financial position or results of operation of the Company and its subsidiaries except as set forth in or contemplated by the Prospectus or as described in such certificate.

             (h)  The Company shall have furnished to you
        such further certificates and documents as you shall have reasonably requested.

   All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

        6.   Indemnification and Contribution.  (a) The
   Company will indemnify and hold harmless each Underwriter against any losses, claims, damages, or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the registration statement when such part became effective, or in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action;
   provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

        (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages, or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the registration statement when such part became effective, or in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

        (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party
   (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

        (d)  If the indemnification provided for in this
   Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
   (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Securities (before deducting expenses) received by the Company bear to the total compensation or profit (before deducting expenses) received or realized by the Underwriters from the purchase and resale, or underwriting, of the Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission.
   The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The
   Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (e)  The obligations of the Company under this
   Section 6 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company
   (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

        7.   Representations and Agreements to Survive
   Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling persons, or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Securities.

        8.   Substitution of Underwriters.  (a) If any
   Underwriter or Underwriters shall fail to take up and pay for the amount of Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities in accordance with the terms hereof, and the amount of Securities not purchased does not aggregate more than 10% of the total amount of Securities set forth in Schedule A hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule A hereto except as may otherwise be determined by you) the Securities that the withdrawing or defaulting Underwriter or Underwriters agreed but failed to purchase.

        (b) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities in accordance with the terms hereof, and the amount of Securities not purchased aggregates more than 10% of the total amount of Securities set forth in Schedule A hereto, and arrangements satisfactory to you and the Company for the purchase of such Securities by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(g) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Securities agreed by such Underwriter to be purchased hereunder) be under any liability to the Company (except to the extent provided in Section 6 hereof).

        9. Termination. You shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date if (i) the Company shall have failed, refused, or been unable, at or prior to the Closing
   Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled,
   (iii) trading on the New York Stock Exchange or the American Stock Exchange shall have been wholly suspended or subject to a material limitation, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock
   Exchange or the American Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal or New York authorities, or (vi) an outbreak or escalation of hostilities in which the United States is involved, a declaration of war or national emergency by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities to be purchased by the Underwriters. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(g) and Section 6 hereof shall at all times be effective. If you elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone or telecopy and confirmed by letter.

        10.  Notices. All notices or communications
   hereunder shall be in writing and if sent to you shall be mailed, delivered or telecopied and confirmed to you at the address set forth for that purpose in Schedule B hereto, or if sent to the Company, shall be mailed, delivered or telecopied and confirmed to the Company at 350 Poplar Church Road, P.O. Box 8888, Camp
   Hill, Pennsylvania 17001-8888, Attention: Senior Vice
   President and Chief Financial Officer. Notice to any
   Underwriter pursuant to Section 6 hereof shall be mailed, delivered or telecopied and confirmed to such Underwriter's address as it appears in such Underwriter's questionnaire or other notice furnished to the Company in writing for the purpose of communications hereunder. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

        11. Parties. This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the controlling persons, officers and directors referred to in Section 6 hereof, and no other person will have any right or obligation hereunder. No purchaser of any Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        12.  Representation of Underwriters.  In all
   dealings with the Company under this Agreement, you shall act on behalf of each of the several
   Underwriters, and any action under this Agreement taken by you or by any one of you designated in Schedule B hereto will be binding upon all the Underwriters.

        13.  Counterparts.  This Agreement may be
   executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                 __________


        If the foregoing correctly sets forth the understanding between the Company and the several
   Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the several Underwriters. Alternatively, the execution of this Agreement by the Company and its acceptance by or on behalf of the Underwriters may be evidenced by an exchange or telegraphic or other written communications.

   Very truly yours,


   Harsco Corporation


   By:_________________________________________________
     Name: ____________________________________________
     Title: ___________________________________________

   [By:________________________________________________
     Name: ____________________________________________
     Title:                                           ]



   Accepted at New York, New
   York, as of the date first
   above written [on behalf of
   ourselves and as
   Representative of the other
   Underwriters named in
   Schedule A hereto]

   [Name of Representative]


   By:_______________________________________
     Name:___________________________________
     Title:__________________________________

                                        EXHIBIT I


                     HARSCO CORPORATION


            _____________________________________
            [Insert specific title of securities]



                  DELAYED DELIVERY CONTRACT
                  -------------------------

                               _______________________
                               [Insert date of initial
                                   public offering]

   Harsco Corporation

   c/o  The Representative or Representatives
        Specified in Schedule B


   Gentlemen:

        The undersigned hereby agrees to purchase from
   Harsco Corporation ("Company"), and the Company agrees
   to sell to the undersigned, [If one delayed closing,
   insert - as of the date hereof, for delivery on
    , 19  ("Delivery Date")] $          principal amount
   of the Company's            ("Securities"), offered by
   the Company's Prospectus relating thereto, receipt of
   a copy of which is hereby acknowledged, at a purchase
   price of       % of the principal amount thereof plus
   accrued interest, if any, from            to the
   Delivery Date and on the further terms and conditions set forth in this contract.

        [If two or more delayed closings, insert the following:

        The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the amounts set forth below:

            Delivery Date                    Amount
             ------------                    ------

             __________                   __________


             __________                   __________


   Each of such delivery dates is hereinafter referred to as a Delivery Date.]


        Payment for the Securities that the undersigned
   has agreed to purchase for delivery on a Delivery Date
   shall be made to the Company or its order by certified
   or official bank check in New York Clearing House
   (next day) funds at the office of
   at       A.M. on that Delivery Date upon delivery to
   the undersigned of the Securities to be purchased by the undersigned for delivery on that Delivery Date in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to that Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the total amount of Securities to be purchased by the undersigned on that Delivery
   Date.

        The obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on a Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at that Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject, which investment the undersigned represents is not prohibited on the date hereof, and (2) the Company shall have sold to the Underwriters the amount of the Securities to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus mentioned above.

        Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

        This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

        It is understood that the acceptance of this contract and any other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

        This contract shall be governed by, and construed in accordance with, the laws of the State of New York.


                                 Very truly yours,

                                 ___________________
                                 (Name of Purchaser)

                                 By: _______________

                                 ___________________
                                 (Title of Signatory)

                                 ___________________

                                 ___________________
                                 (Address of Purchaser)

   Accepted, as of the above date.

   Harsco Corporation


   By:__________________________
          [Insert Title]


   [By:_________________________
          [Insert Title]       ]

                                         EXHIBIT II


        (1)  They are independent certified public
   accountants with respect to the Company, within the meaning of the Securities Act of 1933, as amended (the
   "Act") and the applicable published rules and regulations thereunder.

        (2) In their opinion, the consolidated financial statements and consolidated financial statement schedules audited by them and incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects included with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934, as amended
   (the "Exchange Act"), as applicable, and the related published rules and regulations thereunder. They have performed the procedures specified by the American
   Institute of Certified Public Accountants for a review of interim financial information as described in SAS
   71, Interim Financial Information, on the unaudited financial statements included in the Company's
   Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus.

        (3) On the basis of procedures referred to in such letter, including a reading of the latest available unaudited interim financial statements of the Company and inquiries of certain officials of the Company responsible for financial and accounting matters, nothing caused them to believe that:

             (A)  Any material modifications should be
        made to the unaudited condensed consolidated financial statements, if any, included or incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

             (B)  The unaudited condensed consolidated
        financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations of the Securities and Exchange Commission (the
        "Commission") thereunder;

             (C)  The unaudited pro forma condensed
        consolidated financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X of the Commission or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

             (D)  At the date of the latest available
        internal balance sheet of the Company and at a subsequent specified date not more than five days prior to the date of such letter, there was any change in the capital stock, short-term or long-term debt of the Company and its consolidated subsidiaries, or any decrease in consolidated net current assets or net assets as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus except in all cases for changes or decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter; or

             (E)  For the period from the date of the
        latest balance sheet included or incorporated by reference in the Prospectus to the date of the latest available internal balance sheet of the Company and to a subsequent specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period of the previous year and with the period of corresponding length ended on the date of the latest balance sheet included or incorporated by reference in the Prospectus, in consolidated net sales or in the total or per share amounts of income before extraordinary items or of net income, except in all cases for changes or decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter.

        (4) In addition to their audit referred to in their reports included or incorporated by reference in the Registration Statement and Prospectus and the procedures referred to in (3) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain specified dollar amounts, percentages and other financial information (in each case to the extent that such dollar amounts, percentages, and other financial information are derived, either directly or by analysis or computation, from the general accounting records of the Company and its subsidiaries) that are included or incorporated by reference in the Prospectus and appear in the Prospectus or incorporated documents and have found such dollar amounts, percentages and financial information to be in agreement with the general accounting records of the Company and its subsidiaries.

                         SCHEDULE A


   If Debt Securities:                     Principal
                                           Amount of
                                           Securities
                                             to be
    Underwriter                            Purchased
     ----------                            ---------


                   . . . . . . . .           $
                   . . . . . . . .
                   . . . . . . . .           __________
      Total        . . . . . . . .           $
                                             ==========



   If Equity Securities:
                                           Number of
                                          Firm Shares
                                             to be
    Underwriter                            Purchased
    -----------                            ---------


                   . . . . . . . .
                   . . . . . . . .
                   . . . . . . . .
                   . . . . . . . .
                   . . . . . . . .           __________
      Total        . . . . . . . .
                                             ==========

                         SCHEDULE B

   Underwriting Agreement dated:

   Registration Statement No.:
   Closing -
        Office for delivery of Securities:

        Office for payment for Securities:
        Date and time of Closing:

        Office for checking Securities:
        Specified Funds for Payment of the Purchase
   Price:
   Name of Representative or Representatives:

   Address for notices per Section 10:
   Name of Underwriter to act per Section 12:
   If Debt Securities -

        Title of Securities:
        Indenture:

        Amount of Securities:
        Purchase Price:
        Underwriting commissions or other compensation:

        Delayed Delivery -
             Fee:

             Minimum amount of each Contract:
             Maximum amount of all Contracts:
        Particular terms of the Securities:

             Maturity Date:
             Interest Rate:

             Interest Payment Dates:
             Record Dates:
             Optional Redemption:

             Sinking Fund:
             Other Terms:



   If Common Stock -

        Number of Firm Shares:
        Maximum Number of Optional Shares:
        Initial Offering Price to Public:

        Purchase Price by Underwriters:
   If Preferred Stock -

        Board Resolution Fixing the Terms and Conditions of the Preferred Stock dated:

        Title of Preferred Stock:
        Number of Firm Shares:

        Maximum Number of Optional Shares:
        Initial Offering Price to Public:
        Purchase Price by Underwriters:

        Particular terms of the Preferred Stock -
             Dividend Rate:

             Dividend Payment Dates:
             Dividend Rights:
             Voting Rights:

             Liquidation Value:
             Preemptive Rights:

             Redemption Provisions:
             Sinking Fund Provisions:
             Other terms: